Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Cash and Cash Equivalents
5. Cash and Cash Equivalents

	12.31.2025	12.31.2024
Cash and bank accounts	379,611	174,798
Financial investments with immediate liquidity	2,750,752	3,987,141
	3,130,363	4,161,939
These comprise cash on hand, deposits with banks and short-term highly liquid investments, which can be redeemed in cash within 90 days from the investment date. Temporary short-term investments are recorded at cost at the reporting date, plus income net of income tax earnings accrued. Cash and cash equivalents are subject to an insignificant risk of change in value.
Financial investments refer to Bank Deposit Certificates (“CDB”) and Repurchase Agreements which, depending on the incidence of IOF and the liquidity period negotiated at the time of contracting, are remunerated at between 70.0% and 102.1% of the variation rate of the Interbank Deposit Certificate (“CDI”).